Bank of America 38 th Annual Investment Conference September 16, 2008 Exhibit 99.1

Safe Harbor Statement
Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results of Mueller Water Products, Inc. in future periods to differ materially from forecasted results. Those risks include, among others, changes in customer orders and demand for our products; changes in raw material prices, labor, equipment and transportation costs; pricing actions by the Company and its competitors; changes in law; the ability to attract and retain management and employees; the inability to successfully execute management strategies with respect to cost containment, production increases or decreases, inventory control, the integration of acquired businesses, and the commencement of operations at our new manufacturing plant; and general changes in economic conditions, residential construction or municipal spending. Risks associated with forward-looking statements are more fully described in our filings with the Securities and
Exchange Commission. Mueller Water Products assumes no duty to update its forward-looking statements as of any future date.
Non-GAAP Financial Measures
Within this presentation, the Company makes reference to certain non-GAAP financial measures, which are derived from GAAP financial measures. These non-GAAP measures are provided because they are used as a standard metric by the financial community. We believe these measures will assist the financial community in assessing the Company’s underlying performance for the periods being reported. There are limitations to these non-GAAP measures, and reconciliations between GAAP and non-GAAP financial measures are included in the supplemental information at the end of this presentation.
SAFE HARBOR STATEMENT

Key Attributes of Mueller Water Products
•
Leading water infrastructure products provider
•
Strong brands highly recognized for quality
•
Low-cost manufacturing operations
•
Attractive and growing water infrastructure industry

LTM Net Sales by Division 06/30/08

Anvil
31%
U.S. Pipe
29%
Mueller Co.
40%

LTM Adjusted EBITDA by Division 06/30/08 [a]

Anvil
29%
U.S. Pipe
12%
Mueller Co.
59%

Leading Water Infrastructure Products Provider
•
Large installed base of products in U.S.
•
Leading specifications position, including top
50 U.S. markets
(a) Before corporate expenses
LTM Net Sales: $1,837 MM
LTM Adjusted EBITDA: $262 MM
LTM Adjusted EBITDA Margin: 14.3%

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL
Building Connections That Last

Restrained Joint
Pipe
Ductile Iron
Pipe
   Joint Restraint            Joint Fitting
Broad and Profitable Product Portfolio
$728MM
$127MM
$50MM
$177MM
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (a)
$530MM
$13MM
$23MM
$36MM
$579MM
$64MM
$21MM
$86MM
Iron Gate
Valves
Butterfly, Ball
and Plug
Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Gas Products /
Tapping
Machines
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION (b)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
Note: All statistics are actuals for LTM, ended June 30, 2008
(a) Segment operating income excludes corporate expenses of $37 million. U.S. Pipe operating income excludes $17.9 million of closure costs related to the Burlington facility.
(b) Segment  depreciation and amortization excludes corporate depreciation of $1 million.
EBITDA (a) (b)

Consolidated

Repair and Replace
35%
Commercial
30%
Residential
35%

Water Infrastructure

Repair and Replace
50%
Residential
50%

Primary End Markets
•
70% of FY2007 net sales was water infrastructure related
•
50% was repair and replacement (public sector)
•
50% was residential construction
•
30% of FY2007 net sales was commercial construction related
Source: Management Estimates
2007 Net Sales

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Meter Valve, Meter Yoke, Water Meter
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

7 Complete Water Transmission Solutions

Mueller Water Products

Sales Force

Platform to drive sales of new and acquired products

Drives specifications and water solutions to end users

Distribution Network Preferences

- Supports end user demand
- Comprehensive product offering
- Broad geographic network
- Long-term relationships

End User Preferences

- Proven reliability
- Specification positions
- Relationship with sales force
- Longer product life
- Avoids high switching costs

Sales Through Distribution Network

Mueller Co.	95%
U.S. Pipe	65%
Anvil	95%

Source: Management Estimates

8 Comprehensive Distribution Network Installed base and specified products drive demand

Technical and Product Innovation
•
Manufacturing excellence
- Commitment to being low-cost producer
•
Lost foam manufacturing process
- Only manufacturer utilizing process for valves
and hydrants
- Reduced production costs by 15%
•
Automating ductile iron pipe manufacturing
- Cuts labor costs in half
- Leverages existing melting capacity
- First production Q4 FY2008
Lost foam casting
Ductile iron pipe
Source: Management Estimates

Mueller Water Products

Water Infrastructure Landscape

	Fire Hydrants	Gate Valves	Butterfly and Ball Valves	Brass Water Products	Ductile Iron Pipe
Mueller Water Products Market Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
McWane	●	●	●		●
ACIPCO	●	●			●
Griffin Pipe					●
A.Y. McDonald				●	
Ford Meter Box				●	
DeZURIK			●

10 75% of revenue comes from products that are #1 or #2

The Water Infrastructure Industry

An Aging Water Infrastructure Industry
•
Water leakage rates as high as 20%
•
Water systems serving 2 to 3 times more people than originally intended
(1)
•
Water infrastructure graded a “D-” by American Society of
Civil Engineers
•
Existing and future legislation could lead to increased
infrastructure investment
A National Issue with Local Ownership
Source: (1) American Water Works Association

Mueller Water Products

Percentage of Pipes Classified
as Poor, Very Poor or Elapsed
100
75
50
25
0
10%
23%
45%
1980
2000
2020

13 An Aging Water Infrastructure Source: The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002%

Mueller Water Products

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

14 An Aging Water Infrastructure Source: The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Future Drinking Water Infrastructure Expenditure Needs (Next 20 Years) (in billions)

Storage
$24.8
Treatment
$53.2
Other
$2.3
Source
$12.8
Transmission and Distribution
$183.6

An Aging Water Infrastructure
•
Aging water pipes need to
be rehabilitated or replaced
•
Valves and hydrants typically
replaced at same time as pipes
Source: EPA 2003 Drinking Water Needs Survey and Assessment

Mueller Water Products

Funding Water Infrastructure Repair[4]

Bonds
23%
Rate Increases
22%
Other
18%
Grants
8%
Loans
13%
Operational Savings
16%

Water Infrastructure Market Opportunity
•
Growing repair and replace market
•
Public spending on water infrastructure expected to increase 17% in 2008
(Oct. 2007 AWWA survey)
•
55% of Mueller Co.’s net sales in 2007
•
45% of U.S. Pipe’s net sales in 2007
•
Rate increases
•
Average annual rate increase between
1996 and 2006: 4.1%
(1)
•
29% of water systems charge less than cost
(2)
•
Spending
•
90% funded at local level
(3)
Source: (1) American Water Works Association 2006 Water and Wastewater Rate Survey
(2) Government Accountability Office 2004 report on water infrastructure
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) AWWA State of the Industry Report October 2007

Business Update

Management Actions
•
Completed synergy plan
- At high end of range of $40 - $50 million
•
Continue to reduce fixed and variable costs
- Closed Burlington facility
- Expected to generate $15 - $17 million in annualized savings
- Reduced headcount at Mueller Co. and U.S. Pipe by approx. 150 positions
•
Refinanced debt
- Net debt decreased 12% over last 12 months
- Debt well within maintenance debt covenants
•
Implemented inventory reduction plan
- Generated free cash flow
•
Implemented price increases
- With key product lines in a tough market
•
Constructing automated ductile iron pipe manufacturing (Bessemer, AL)
- Cuts labor costs in half and leverages existing melting capacity
- Accelerated start up – first production Q4 2008

1 First Nine Months Fiscal 2008 adjusted to exclude $17.9 million, $10.9 million net of tax ($0.10 per share), of restructuring charges related to the closure of Burlington manufacturing operations. FY 3Q07 Earnings per share adjusted for $36.4 million loss on early extinguishment of debt ($21.0 million or $0.18 per share, net of tax). See slide 28 for reconciliation of GAAP to non-GAAP performance measures
Consolidated Results
Q3 Net Sales Increased
• $17.6 million higher pricing across all business segments, volume increases at U.S. Pipe and Anvil and $5.7 million favorable Canadian currency exchange rates
Q3  Operating Income
• Sales price increases of $17.6 million only offset higher costs of raw materials and purchased components of $17.6 million resulting in lower margins
• $11.5 million cost reductions were more than offset by $9.5 million negative impact of reduced production and higher SG&A
$ in millions (except EPS) 2008 2007 2008 2007
Net sales $528.5 $502.5 $1,362.4 $1,374.1
Income from operations
1
$53.6 $57.4 $115.9 $159.3
Operating income margin
1
10.1% 11.4% 8.5% 11.6%
EPS
1
$0.18 $0.17 $0.31 $0.47
EBITDA
1
$76.6 $83.2 $185.2 $234.6
EBITDA margin
1
14.5% 16.6% 13.6% 17.1%
First Nine Months Fiscal Third Quarter Fiscal

Free Cash Flow (YTD through June 30)
$105.9
$111.0
1
Free Cash Flow
Capital
Expenditures
Cash flow from
Operations
1) 2007 excludes $48.1 million of cash costs related to debt refinancing activities during FY 3Q07
2) YTD 2008 excludes $10.9 million, net of tax, costs related to the closure of Burlington facility
3) YTD 2007 excludes $21.0 million, net of tax, loss on early extinguishment of debt
Free Cash Flow as % of Adj. Net Income
YTD 2008
128%
2
YTD 2007
82%
3
$45.1
$44.9
1
($66.1)
($60.8 )
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2008 2007

21 3.5X 3.7X 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Leverage Ratio Interest Coverage 5.25X Maintenance Debt Covenants 2.5X Covenant restriction Maximum Minimum LTM as of June 30, 2008

Key Drivers
Residential Construction
Repair and Replace
Commercial Construction
Water Infrastructure Distributors
Raw Materials
Pricing
Housing starts down 30.6% Q3 2008 vs. Q3 2007
Public spending on water infrastructure expected to
continue to increase long term, although there is some
uncertainty in the near term
Commercial construction currently remaining stable
through FY 2008 but is expected to soften
Distributors ordered in advance of price increases.
Expected to impact Q4 volumes
Ongoing impact of unprecedented increases in the cost of
raw materials (scrap iron, brass ingot, etc.)
Realizing benefits of some price increases, but they may
not cover higher raw material costs across all business
units in Q4.  August ductile iron pipe price increase
wasn’t realized.

Percentage Change
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Raw Material Purchase Price Volatility
U.S. Pipe
• July 2008 - $533 per ton up 8% from April. Up 134% from July 2007
Mueller Co.
• July 2008 - $699 per ton up 24% from April. Up 59% from July 2007
• Brass ingot increased from $2.64 per pound in January 2008 to $3.10 per pound in July 2008, essentially flat from April
Scrap Iron Price Trends (U.S. Pipe)
(Price percentage change over prior year)
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
160.0%
July
September

24 Potential Uses of Cash • Reinvesting in the business • Paying dividends • Repaying debt • Repurchasing stock • Making strategic acquisitions

Strategy and Objectives
• Maintain market leadership positions
• Expand internationally
• Continue to enhance operational excellence
• Broaden breadth and depth of products and services
Capitalize on the large, attractive and growing
water infrastructure markets worldwide

Investment Highlights
•
Attractive long-term water industry dynamics
- Driven by new and upgraded infrastructure
- Limited number of suppliers to end markets
•
Strong competitive position
- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network
- Low-cost manufacturing operations
•
Growth opportunities
- Organic growth
- Strategic acquisitions (including international expansion)
•
Successful synergy implementation plan

Supplemental Data

Segment Results & Reconciliation of GAAP to Non-
GAAP Performance Measures
$ in Millions (except EPS) Q1 '07 Q2 '07 Q3 '07 Q4 '07 FY 07 Q1 '08 Q2 '08 Q3 '08 LTM
Net sales:
Mueller Co. 162.1 195.9 203.1 195.0 756.1 161.6 168.9 203.0 728.5
U.S. Pipe 116.4 129.7 153.3 137.7 537.1 110.7 114.2 167.7 530.3
Anvil 133.4 134.1 146.1 142.2 555.8 140.0 138.5 157.8 578.5
411.9 459.7 502.5 474.9 1,849.0 412.3 421.6 528.5 1,837.3
Reported income (loss) from operations:
Mueller Co. 35.7 42.8 41.5 34.7 154.7 24.8 27.4 40.4 127.3
U.S. Pipe 7.2 6.8 8.9 10.4 33.3 (15.3) (2.8) 2.9 (4.8)
Anvil 13.0 13.6 17.4 13.4 57.4 15.9 12.9 21.9 64.1
Corporate (6.9) (10.3) (10.4) (7.8) (35.4) (9.0) (9.5) (11.6) (37.9)
49.0 52.9 57.4 50.7 210.0 16.4 28.0 53.6 148.7
Depreciation:
Mueller Co. 6.5 6.7 6.9 6.7 26.8 6.3 6.1 6.0 25.1
U.S. Pipe 5.5 5.9 6.1 5.8 23.3 5.7 5.1 5.2 21.8
Anvil 5.0 4.9 4.9 5.6 20.4 4.1 4.2 4.1 18.0
Corporate 0.3 0.2 0.5 0.8 1.8 0.1 0.2 0.1 1.2
17.3 17.7 18.4 18.9 72.3 16.2 15.6 15.4 66.1
Amortization of intangible assets:
Mueller Co. 6.2 6.3 6.3 6.2 25.0 6.3 6.2 6.3 25.0
U.S. Pipe - 0.3 0.2 0.2 0.7 0.2 0.3 0.2 0.9
Anvil 0.9 0.8 0.9 0.8 3.4 0.9 0.8 0.9 3.4
7.1 7.4 7.4 7.2 29.1 7.4 7.3 7.4 29.3
Unusual adjustments:
Burlington Plant Closure Costs - - - - - 16.2 1.5 0.2 17.9
- - - - - 16.2 1.5 0.2 17.9
Adjusted EBITDA:
Mueller Co. 48.4 55.8 54.7 47.6 206.5 37.4 39.7 52.7 177.4
U.S. Pipe 12.7 13.0 15.2 16.4 57.3 6.8 4.1 8.3 35.6
Anvil 18.9 19.3 23.2 19.8 81.2 20.9 17.9 26.9 85.5
Corporate (6.6) (10.1) (9.9) (7.0) (33.6) (8.9) (9.3) (11.5) (36.7)
73.4 78.0 83.2 76.8 311.4 56.2 52.4 76.4 261.8
Capital expenditures:
Mueller Co. 6.7 5.7 4.3 5.0 21.7 4.4 4.4 5.0 18.8
U.S. Pipe 7.8 12.1 14.3 13.3 47.5 9.1 13.9 15.3 51.6
Anvil 5.1 3.7 3.4 2.8 15.0 3.3 2.2 3.0 11.3
Corporate 0.4 1.0 1.6 1.1 4.1 - - 0.2 1.3
20.0 22.5 23.6 22.2 88.3 16.8 20.5 23.5 83.0
Reported income (loss) from operations:
49.0 52.9 57.4 50.7 210.0 16.4 28.0 53.6 148.7
Interest expense, net 20.4 21.1 23.3 22.0 86.8 19.2 18.1 17.5 76.8
Loss on early extinguishment of debt - - 36.4 0.1 36.5 - - - 0.1
Income tax expense (benefit) 11.6 13.9 (1.0) 14.0 38.5 (1.2) 4.2 15.8 32.8
Net income (loss)
17.0 17.9 (1.3) 14.6 48.2 (1.6) 5.7 20.3 39.0
Diluted earnings per share:
Net income (loss) 0.15 0.16 (0.01) 0.13 0.42 (0.01) 0.05 0.18 0.16
Net income (loss), adjusted for unusual items 0.15 0.16 0.17 0.13 0.60 0.07 0.06 0.18 0.43

Mueller Water Products

Mueller Co.
US PIPE
ANVIL INTERNATIONAL
Building Connections That Last
CAGR 02-07: 8.8%
CAGR 02-07: 2.0%
CAGR 02-07: 7.2%
CAGR 02-07: 10.8%
CAGR 02-07: 11.2%
CAGR 02-07: 49.2%

(a) Fiscal year end as of September 30.
(b) Financials for 2002 and 2003 are calendar year while 2004 – 2007 a fiscal year ending September
30th
.
(c) Excludes $6.5 million of litigation settlement expenses in 2003.
(d) Excludes environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively.
(e) Excludes U.S. Pipe Chattanooga Closing Costs of $49.9 million; Mueller Co. Inventory Step-Up costs of $53.5 million and Anvil Inventory Step-up costs of $17.3 million;
Incremental amortization expense of $23.6 million for Mueller Co. And $1.8 million for Anvil in FY 2006 and $24.0 million for Mueller Co., $1.7 million for Anvil, and $0.7 million for U.S. Pipe in FY 2007
$107
$114
$142
$168
$179
$20
($9)
$4
$24
$33 $34
$8
$14
$27
$45
$51
$59
$222
($50)
$0
$50
$100
$150
$200
$250
2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007
$509
$536
$618
$664
$804
$775
$492
$465
$551
$598
$595
$543
$393
$387
$431
$485
$535
$557
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007

21.0% 21.2% 23.0% 25.3% 27.6% 23.0% 2.0% 3.5% 6.2% 9.3% 9.5% 10.6%
NET
SALES
OPERATING
INCOME
(e)
(b)
(a) (a)
(d)
(d)
($ in millions)
(e) (e)
(e) (e)
(e)
Operating
Margin
(c)
4.1% NM 0.7% 4.0% 5.5% 6.2%

Questions